SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2000

EGGHEAD.COM, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State of jurisdiction of incorporation)

000-29184	77-0408319
(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Willow Road, Menlo Park, California       94025
(Address of Principal Executive Offices)                   (Zip Code)

(650) 470-2400

ITEM 5: OTHER EVENTS.

     On March 29, 2000, the Registrant entered into a letter agreement providing for the sale of 2,296,296 shares of its common stock at a price of $6.75 per share to Acqua Wellington North American Equities Fund, Ltd. pursuant to the terms of the letter and the common stock purchase agreement entered into between the parties on February 17, 2000. The sale of the shares was completed on March 31, 2000. The Registrant issued a press release announcing the sale of the shares on April 3, 2000.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.

     99.01 Letter Agreement dated March 29, 2000 between the Registrant and Acqua Wellington North American Equities Fund, Ltd.

     99.02 Press release issued by the Registrant on April 3, 2000.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2000                                          EGGHEAD.COM, INC.

                                                              By: /s/ JOHN E. LABBETT
                                                                 John E. Labbett
                                                                 Executive Vice President and
                                                                 Chief Financial Officer

EXHIBIT 99.01

March 29, 2000

Acqua Wellington North American Equities Fund Limited
Montague Sterling Centre
P.O. Box SS-6238
East Bay Street
Nassau Bahamas

Dear Sirs:

     In reference to the Common Stock Purchase Agreement ("Agreement") signed on February 17, 2000 between Egghead.com, Inc. (the "Company") and Acqua Wellington North American Equities Fund Limited (the "Purchaser"), this letter sets forth the agreement regarding the purchase by Purchaser from the Company of the Company's common stock (the "Common Stock") on the date hereof. The parties agree as follows:

1.      This letter relates to the purchase by the Purchaser of 2,296,296 shares of the Company's Common Stock for an aggregate purchase price of $15,500,000 or $6.75 per share, which purchase will be settled by the parties on March 30, 2000, pursuant to the terms of this letter and the Agreement.

2.     The Company represents and warrants that (a) the shares of Common Stock issued by the Company to the Purchaser have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-3, Commission File Number 333-91553 (the "Registration Statement"); and (b) the Company will file a prospectus supplement to the Registration Statement in connection with this transaction.

3.     The Company's Common Stock has been authorized for listing on the NASDAQ National Market.

4.    The Company will promptly notify the Purchaser of (a) any stop order or other suspension of the effectiveness of the Registration Statement and (b) the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.     This agreement and the legal relations between the parties hereto with respect to any purchase of Common Stock by the Purchaser hereunder shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder.

6.     Delivery of an executed copy of a signature page to this agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this agreement and shall be effective and enforceable as the original.

       Please execute a copy of this letter which, when executed by the Purchaser, will constitute an agreement between the Company and the Purchaser.

       This letter, the Agreement and the documents referred to therein constitute the entire understanding and agreement of the parties with respect to the subject matter and supercede all prior agreements or understandings between the parties.

                                                              Very truly yours,

                                                              Egghead.com Inc.

                                                              By: /s/ JOHN E. LABBETT
                                                              Name: John E. Labbett
                                                              Title:   EVP & CFO

AGREED TO:

PURCHASER:

Acqua Wellington North American Equities Fund Limited

By: /s/ ANTHONY L.M. INDER RIEDEN
Name: Anthony L.M. Inder Rieden

Title:  Director

EXHIBIT 99.02

CONTACT:

Joanne Sperans Hartzell
Egghead.com, Inc.
(650) 470-2713
jhartzell@egghead.com

EGGHEAD.COM COMPLETES $23 MILLION FINANCING

MENLO PARK, CA, April 3, 2000 Egghead.com, Inc. (NASDAQ: EGGS), a leading Internet technology retailer, today announced that it has sold three million shares of its common stock to Acqua Wellington for a cash investment of $23 million as part of a previously announced equity investment program. The shares were sold at a small discount to market prices.

"This financing has significantly strengthened our cash position on favorable terms to the company, and we are very pleased with our relationship with Acqua Wellington," said Jerry Kaplan, CEO of Egghead.com. "As we believe we have suffi cash reserves to meet our operational needs, we do not anticipate the need to raise additional capital in the near future." Egghead.com had $86 million in cash, cash equivalents and short-term investments at the end of its last reporting period, the fourth quarter of 1999.

ABOUT EGGHEAD.COM

The new Egghead.com (Nasdaq: EGGS) is a leading Internet retailer specializing in technology products for the office and home. The company merged with Onsale, Inc. in November 1999, and offers a wide range of items from computer hardware and software to consumer electronics, sporting goods, and vacation packages. Its auction site offers bargains on excess and closeout goods and services. Egghead.com combines broad selection, low prices and excellent service to provide an outstanding online shopping experience for businesses and consumers. Egghead.com is located on the Internet at www.egghead.com.

2000 Egghead.com, Inc. All Rights Reserved. Egghead.com and Onsale are registered trademarks of Egghead.com, Inc. All other companies and their brand names mentioned are trademarks or registered trademarks of their respective holders.

This press release contains "forward-looking" statements, including projections about our business, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. For example, statements in the future tense, and statements that we "expect," "plan," "estimate," "anticipate" or "believe," are forward-looking statements. These forward-looking statements are based on information available to us at the time of this r to update any such forward-looking statements. The statements in this release are not guarantees of future performance and actual results could differ materially from our current expectations as a result of numerous factors. For example, there is no guarantee that additional funding will be available on favorable terms or at all, or that current financial reserves will be adequate to meet the company's plans or respond to changes in the company's business prospects. These and other risks and uncertainties associated with our business are detailed in our most recent Form 10-K and Form 10-Q, and the prospectus and any supplements filed in connection with the registration statement covering the offering to Acqua Wellington, which are on file with the SEC and available through www.sec.gov.